SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2003


                                  I-many, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      000-30883              01-0524931
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)          Identification No.)


399 Thornall Street, 12th Floor Edison, NJ                       08837
 (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (207) 774-3244


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Item 12.    Disclosure of Results of Operations and Financial Condition


On July 29, 2003, I-many, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        I-MANY, INC.

Date:  July 29, 2003                                By: /s/    A. LEIGH POWELL
                                                       ------------------------
                                                        A. Leigh Powell
                                                        Chief Executive Officer

                                  EXHIBIT INDEX

    Exhibit No.                     Description
    -----------                     -----------

     99.1            Press Release, dated July 29, 2003.